                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: NOVEMBER 8, 2004
                        (Date of Earliest Event Reported)

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                      000-29182              11-3292094
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              43-40 NORTHERN BOULEVARD, LONG ISLAND CITY, NY 11101
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

On November 8, 2004, the common stock of The Major Automotive Companies, Inc.
(the "Company") was delisted from the Nasdaq SmallCap Market. The Company's common stock is currently available for trading on the Pink Sheets. The Company is seeking to have its common stock listed for trading on the Over-The-Counter
Bulletin Board.

The Company issued a press release announcing the delisting on November 9, 2004, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       EXHIBIT
       NUMBER          DESCRIPTION
       ------          -----------

       99.1            Press Release dated November 9, 2004

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               THE MAJOR AUTOMOTIVE COMPANIES, INC.

                               By:     /s/ BRUCE BENDELL
                                       Bruce Bendell
                                       President, Chief Executive Officer and
                                       Acting Chief Financial Officer

Dated: November 9, 2004

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